EXHIBIT 32.1

British Cambridge, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of British Cambridge, Inc. (the Company) on Form 10-Q for the period ended June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Teodoro Garcia Bondoc Jr., Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Teodoro Garcia Bondoc Jr. and will be retained by British Cambridge, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 11, 2016

By: /s/ Teodoro Garcia Bondoc Jr.

Teodoro Garcia Bondoc Jr.,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

British Cambridge, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of British Cambridge, Inc. (the Company) on Form 10-Q for the period ended June 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Abdon P. Manaois, Principal  Financial  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Abdon P. Manaois and will be retained by British Cambridge, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 11, 2016

By: /s/ Abdon P. Manaois

Abdon P. Manaois,

Chief Financial Officer

(Principal Financial Officer)